UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2013
(Date of earliest event reported)

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

DE	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana	59102
(Address of principal executive offices)	(Zip Code)

(406) 373-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Compensatory Arrangements of Certain Officers

As previously disclosed in the definitive proxy statements for the 2009, 2010 and 2012 annual meetings of stockholders of Stillwater Mining Company (the "Company"), the Company's Compensation Committee (the "Committee") made grants of restricted stock units in 2009, 2010 and 2012 to Francis McAllister, the Company's CEO, under the Company's 2004 Equity Incentive Plan in the amounts of 332,000, 337,447 and 267,512, respectively.  With the consent of Mr. McAllister, the Committee has approved the rescission of (i) 82,000 shares in respect of Mr. McAllister's 2009 restricted stock unit award, (ii) 87,447 shares in respect of Mr. McAllister's 2010 restricted stock unit award and (iii) 17,512 shares in respect of Mr. McAllister's 2012 restricted stock unit award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2013	STILLWATER MINING COMPANY

	By:	/s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary